

<ARTICLE>                     5
<LEGEND>
         This schedule contains summary financial information extracted from the
         Registrant's unaudited interim consolidated Financial Statements included in the Registrant's quarterly report on Form 10-Q for the period ended June 30, 1997 and is qualified in its entirety by reference to such Financial Statements.
</LEGEND>
<MULTIPLIER>                                   1,000
<CURRENCY>                                     US DOLLARS

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-START>                                 JAN-01-1997
<PERIOD-END>                                   JUN-30-1997
<EXCHANGE-RATE>                                1
<CASH>                                         16,721
<SECURITIES>                                   0
<RECEIVABLES>                                  33,032
<ALLOWANCES>                                   453
<INVENTORY>                                    4,575
<CURRENT-ASSETS>                               55,329
<PP&E>                                         6,788
<DEPRECIATION>                                 1,609
<TOTAL-ASSETS>                                 61,705
<CURRENT-LIABILITIES>                          22,615
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       63
<OTHER-SE>                                     38,352
<TOTAL-LIABILITY-AND-EQUITY>                   61,705
<SALES>                                        70,377
<TOTAL-REVENUES>                               88,311
<CGS>                                          62,496
<TOTAL-COSTS>                                  74,260
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             146
<INCOME-PRETAX>                                3,832
<INCOME-TAX>                                   1,571
<INCOME-CONTINUING>                            2,261
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   2,261
<EPS-PRIMARY><F1>                              0.44<F2>
<EPS-DILUTED>                                  0.42<F2>


<F1>  The word "Primary" should be deleted and replaced with the word "Basic".

<F2>  This amount was restated in accordance with Financial Accounting Standards
      Board Statement No. 128 and Staff Accounting Bulleting No. 98.
